UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2015

Atara Biotherapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36548	46-0920988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Gateway Boulevard, Suite 200 South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 278-8930

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On March 26, 2015, the Board of Directors (the “Board”) of Atara Biotherapeutics, Inc. (the “Company”) appointed Eric Dobmeier to serve as a member of the Board as a Class I director, effective March 26, 2015 (the “Effective Date”).  Mr. Dobmeier was also appointed to the Audit Committee of the Board.

Mr. Dobmeier, age 46, is currently the Chief Operating Officer of Seattle Genetics, Inc., a biotechnology company. Mr. Dobmeier joined Seattle Genetics in March 2002 and has served in positions of increasing responsibility since then, most recently as Chief Business Officer from May 2007 to June 2011. Prior to joining Seattle Genetics, Mr. Dobmeier was an attorney with the law firms of Venture Law Group and Heller Ehrman LLP where he represented technology companies in connection with public and private financings, mergers and acquisitions and corporate partnering transactions. Mr. Dobmeier also serves as a director of Stemline Therapeutics, Inc., a public biotechnology company. Mr. Dobmeier received a J.D. from the University of California, Berkeley School of Law and an A.B. in History from Princeton University.

The Board has determined that Mr. Dobmeier is independent under the Company’s Corporate Governance Guidelines, applicable U.S. Securities Exchange Commission (“SEC”) requirements and Nasdaq listing standards.  There are no arrangements or understandings between Mr. Dobmeier and any other persons pursuant to which he was elected as a director of the Company.  There are no family relationships between Mr. Dobmeier and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As of the Effective Date, Mr. Dobmeier will participate in the Company’s non-employee director compensation arrangements which are generally described in the Company’s Amendment No. 1 to its registration statement on Form S-1 filed with the SEC on February 9, 2015.  Under such arrangements, Mr. Dobmeier received a prorated annual retainer starting on the Effective Date.  In addition, Mr. Dobmeier received an option to purchase 25,000 shares of the Company’s Common Stock, which will vest over three years.  The Company also entered into its standard form of indemnification agreement with Mr. Dobmeier.

A copy of the press release announcing the appointment of Mr. Dobmeier to the Board is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.Description

99.1	Press release titled “Atara Biotherapeutics, Inc. Appoints Eric Dobmeier, Chief Operating Officer of Seattle Genetics, Inc., to Its Board of Directors” dated March 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Atara Biotherapeutics, Inc.

By:	/s/ John F. McGrath, Jr.
John F. McGrath, Jr.
Chief Financial Officer

Date:   March 27, 2015

EXHIBIT INDEX

Exhibit No.Description

99.1	Press release titled “Atara Biotherapeutics, Inc. Appoints Eric Dobmeier, Chief Operating Officer of Seattle Genetics, Inc., to Its Board of Directors” dated March 27, 2015.